IMMEDIATE RELEASE                    Investor Contact: David Tucker 281-406-2370
February 3, 2004


                 PARKER DRILLING REPORTS FOURTH QUARTER RESULTS

HOUSTON - For the quarter ended December 31, 2003, Parker Drilling Company (NYSE: PKD) today reported revenues of $84.9 million and a net loss of $12.4 million, or $0.13 per share, compared to a net loss of $10.3 million or $0.11 per share on revenues of $85.7 million for the fourth quarter of 2002. The loss from continuing operations for the fourth quarter of 2003 was $16.8 million or $0.18 per share compared to a loss from continuing operations of $5.6 million or $0.06 per share for the fourth quarter of 2002.

Charges during the fourth quarter of 2003 of $6.0 million for provision for writedown in carrying value of certain assets, $5.3 million for extinguishment of debt and a gain on disposition of assets of $2.6 million resulted in a loss of $8.7 million. Excluding these charges the loss from continuing operations was $8.1 million or $0.09 per share and within the previously announced guidance of a loss of $0.09 - $0.11 per share.

For the year ended December 31, 2003, Parker Drilling reported revenues of $313.8 million and a net loss of $109.7 million, or $1.17 per share, which includes a $54.0 million or $0.58 per share impairment for assets held for sale related to discontinued operations. For the year ended December 31, 2002, Parker Drilling reported revenues of $342.8 million and a net loss of $114.1 million, or $1.23 per share, which included a goodwill impairment provision of $73.1 million, or $0.79 per share. The loss from continuing operations for the year ended December 31, 2003 was $51.8 million or $0.55 per share compared to a loss from continuing operations of $15.3 million or $0.16 per share for the year ended December 31, 2002.

Fourth quarter average utilization of international land rigs for continuing operations increased to 36 percent from 34 percent during the third quarter. However, the current utilization has increased to 45 percent. Average utilization of Parker Drilling's Gulf of Mexico barge rigs increased during the fourth quarter of 2003 to 53 percent compared to an average utilization of 40 percent in the third quarter of 2003. The current utilization has increased to 67 percent for the Gulf of Mexico barge rigs, with all nine of the Company's deep barges under contract.

Capital expenditures for the year ended December 31, 2003, were $35.0 million. Total debt was $571.6 million at December 31, 2003, and the company's cash balance was $67.8 million.

Parker Drilling reaffirms its previously released guidance of a diluted loss per share of $0.10 to $0.20 from continuing operations for 2004.

Parker has scheduled a conference call at 10 a.m. CST (11 a.m. EST) Feb. 3, 2004 to discuss fourth quarter 2003 results. Those interested in participating in the call may dial in at (303) 262-2140.

The conference call replay can be accessed from noon CST February 3, 2004 until 11:59 p.m. CST February 10, 2004, by dialing (303) 590-3000 and using the access code 566427#. Alternatively, the call can be accessed live through the Parker Web site at http://www.parkerdrilling.com. The archived call will be available on the Web for 12 months.

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2002. Each forward-looking statement speaks only as of the date of this release, and the company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                 Consolidated Condensed Statement of Operations
                                   (Unaudited)

                                                                   Three Months Ended             Twelve Months Ended
                                                                      December 31,                    December 31,
                                                              ---------------------------     ---------------------------
                                                                  2003            2002            2003            2002
                                                              -----------     -----------     -----------     -----------
                                                                                (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
  U.S. Drilling                                               $    17,856     $    21,635     $    67,449     $    78,330
  International Drilling                                           52,805          53,783         191,698         216,991
  Rental Tools                                                     14,271          10,304          54,637          47,510
                                                              -----------     -----------     -----------     -----------
TOTAL DRILLING AND RENTAL REVENUES                                 84,932          85,722         313,784         342,831
                                                              -----------     -----------     -----------     -----------
DRILLING AND RENTAL OPERATING EXPENSES
  U.S. Drilling                                                    10,274          12,967          47,740          52,475
  International Drilling                                           35,794          33,689         132,014         142,749
  Rental Tools                                                      6,183           5,160          23,051          21,810
  Depreciation and Amortization                                    17,099          17,714          68,890          67,954
                                                              -----------     -----------     -----------     -----------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                       69,350          69,530         271,695         284,988
                                                              -----------     -----------     -----------     -----------
DRILLING AND RENTAL OPERATING INCOME                               15,582          16,192          42,089          57,843
                                                              -----------     -----------     -----------     -----------
Construction Contract Revenue                                          --           4,870           7,030          86,818
Construction Contract Expense                                          --           4,432           5,030          84,356
                                                              -----------     -----------     -----------     -----------
NET CONSTRUCTION CONTRACT OPERATING INCOME                             --             438           2,000           2,462
                                                              -----------     -----------     -----------     -----------
General and Administrative Expense                                  4,771           6,145          19,256          24,728
Provision for Reduction in Carrying Value of Certain Assets         6,028              --           6,028           1,140
Gain on Disposition of Assets, Net                                  2,594             216           3,557           2,997
                                                              -----------     -----------     -----------     -----------
TOTAL OPERATING INCOME                                              7,377          10,701          22,362          37,434
                                                              -----------     -----------     -----------     -----------
OTHER INCOME AND (EXPENSE)
  Interest Expense                                                (13,889)        (14,000)        (53,790)        (52,409)
  Extinguishment of Debt                                           (5,274)             --          (5,274)             --
  Other Income (Expense) - Net                                         (6)            923           1,636          (3,140)
                                                              -----------     -----------     -----------     -----------
TOTAL OTHER INCOME AND (EXPENSE)                                  (19,169)        (13,077)        (57,428)        (55,549)
                                                              -----------     -----------     -----------     -----------
LOSS BEFORE INCOME TAXES                                          (11,792)         (2,376)        (35,066)        (18,115)
                                                              -----------     -----------     -----------     -----------
INCOME TAX EXPENSE (BENEFIT)
  Current                                                           5,057           6,682          16,703          14,284
  Deferred                                                             --          (3,420)             --         (17,120)
                                                              -----------     -----------     -----------     -----------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                  5,057           3,262          16,703          (2,836)
                                                              -----------     -----------     -----------     -----------
LOSS FROM CONTINUING OPERATIONS                                   (16,849)         (5,638)        (51,769)        (15,279)
Discontinued Operations, Net of Taxes                               4,415          (4,694)        (57,930)        (25,631)
Cumulative Effect of Change in Accounting Principle                    --              --              --         (73,144)
                                                              -----------     -----------     -----------     -----------
NET LOSS                                                      $   (12,434)    $   (10,332)    $  (109,699)    $  (114,054)
                                                              ===========     ===========     ===========     ===========
LOSS PER SHARE - BASIC AND DILUTED
  Loss From Continuing Operations                             $     (0.18)    $     (0.06)    $     (0.55)    $     (0.16)
  Discontinued Operations, Net of Taxes                       $      0.05     $     (0.05)    $     (0.62)    $     (0.28)
  Cumulative Effect of Change in Accounting Principle         $        --     $        --     $        --     $     (0.79)
  Net Loss                                                    $     (0.13)    $     (0.11)    $     (1.17)    $     (1.23)

AVERAGE COMMON SHARES OUTSTANDING
  Basic and Diluted                                            94,079,159      92,679,141      93,420,713      92,444,773

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)

                                                              December 31, 2003       December 31, 2002
                                                              -----------------       -----------------
                               ASSETS                                 (Dollars in Thousands)
CURRENT ASSETS
  Cash and Cash Equivalents                                       $ 67,765                $ 51,982
  Accounts and Notes Receivable, Net                                89,050                  89,363
  Rig Materials and Supplies                                        13,627                  17,161
  Other Current Assets                                               2,466                   8,631
                                                                  --------                --------
    TOTAL CURRENT ASSETS                                           172,908                 167,137
                                                                  --------                --------
PROPERTY, PLANT AND EQUIPMENT, NET                                 387,664                 641,278

ASSETS HELD FOR SALE                                               150,370                     896

OTHER ASSETS
  Goodwill                                                         114,398                 115,983
  Other Assets                                                      22,292                  28,031
                                                                  --------                --------
    TOTAL OTHER ASSETS                                             136,690                 144,014
                                                                  --------                --------
TOTAL ASSETS                                                      $847,632                $953,325
                                                                  ========                ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Current Portion of Long-Term Debt                               $ 60,225                $  6,486
  Accounts Payable and Accrued Liabilities                          68,404                  55,089
                                                                  --------                --------
    TOTAL CURRENT LIABILITIES                                      128,629                  61,575
                                                                  --------                --------
LONG-TERM DEBT                                                     511,400                 583,444

DISCONTINUED OPERATIONS                                              6,421                      --

OTHER LIABILITIES                                                    8,379                   7,680

STOCKHOLDERS' EQUITY                                               192,803                 300,626
                                                                  --------                --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $847,632                $953,325
                                                                  ========                ========

Current Ratio                                                         1.34                    2.71

Total Long Term Debt as a % of capitalization                           73%                     66%

Book Value per common share                                       $   2.05                $   3.24

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)

                                                                                        Three Months Ended
                                                                         ----------------------------------------------
                                                                                December 31,              September 30,
                                                                         --------------------------       -------------
                                                                           2003              2002              2003
                                                                         --------          --------       -------------
                                                                                     (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
     U.S. Drilling                                                       $ 17,856          $ 21,635          $ 13,872
     International Land Drilling                                           34,749            30,662            31,245
     International Offshore Drilling                                       18,056            23,121            17,845
     Rental Tools                                                          14,271            10,304            14,054
                                                                         --------          --------          --------
       TOTAL DRILLING AND RENTAL REVENUES                                  84,932            85,722            77,016
                                                                         --------          --------          --------
DRILLING AND RENTAL OPERATING INCOME
     U.S. Drilling                                                          7,582             8,668             1,908
     International Land Drilling                                           10,586            13,010            10,321
     International Offshore Drilling                                        6,425             7,084             5,537
     Rental Tools                                                           8,088             5,144             8,194
     Depreciation and Amortization                                        (17,099)          (17,714)          (17,393)
                                                                         --------          --------          --------
       TOTAL DRILLING AND RENTAL OPERATING INCOME                          15,582            16,192             8,567

     Construction Contract Operating Income                                    --               438             1,000
     General and Administrative Expense                                    (4,771)           (6,145)           (4,079)
     Provision for Reduction in Carrying  Value of Certain Assets          (6,028)               --                --
     Gain on Disposition of Assets, Net                                     2,594               216               405

                                                                         --------          --------          --------
TOTAL OPERATING INCOME FROM CONTINUING OPERATIONS                        $  7,377          $ 10,701          $  5,893
                                                                         ========          ========          ========


                          MARKETABLE RIG COUNT SUMMARY
                             AS OF DECEMBER 31, 2003

                                                                                              TOTAL
                                                                                            ---------
U.S. GULF OF MEXICO BARGE RIGS
   Workover                                                                                     7
   Intermediate                                                                                 5
   Deep                                                                                         9
                                                                                            ---------
TOTAL U.S. GULF OF MEXICO BARGE RIGS                                                           21
                                                                                            ---------
INTERNATIONAL LAND RIGS
   Asia Pacific                                                                                12
   Africa/Middle East                                                                           2
   CIS                                                                                          8
                                                                                            ---------
      TOTAL INTERNATIONAL LAND RIGS                                                            22

INTERNATIONAL BARGE RIGS
   Nigeria                                                                                      4
   Caspian Sea                                                                                  1
                                                                                            ---------
      TOTAL INTERNATIONAL BARGE RIGS                                                            5
                                                                                            ---------
TOTAL INTERNATIONAL RIGS                                                                       27
                                                                                            ---------
RIGS HELD FOR SALE
   U.S. Gulf of Mexico Platform Rigs                                                            4
   U.S. Gulf of Mexico Jackup Rigs                                                              6
   Latin America Land Rigs                                                                     16
                                                                                            ---------
TOTAL RIGS HELD FOR SALE                                                                       26
                                                                                            ---------
      TOTAL MARKETABLE RIGS                                                                    74
                                                                                            =========